                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                 ASHWORTH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------
        (2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5)    Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount previously paid:

--------------------------------------------------------------------------------
        (2)    Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
        (3)    Filing party:

--------------------------------------------------------------------------------
        (4)    Date filed:

--------------------------------------------------------------------------------

                                 ASHWORTH, INC.

                             2791 Loker Avenue West
                           Carlsbad, California 92008
                                 (760) 438-6610


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY MARCH 24, 2000


       The annual meeting of stockholders of Ashworth, Inc., a Delaware corporation (the "Company"), will be held in the Grand Ballroom at the Four Seasons Resort, 7100 Four Seasons Point, Carlsbad, California, on Friday, March 24, 2000, at 8:30 a.m. local time, to consider and act upon the following matters:

       1. To elect two directors of the Company to serve for the ensuing three years;

       2. To vote on the adoption of the 2000 Equity Incentive Plan and the concurrent termination of the Company's 1996 Incentive Stock Option Plan, 1992 Founders' Nonqualified Stock Option Plan and 1996 Nonqualified Stock Option Plan for the purpose of simplifying plan administration. The aggregate number of shares available for issuance will be reduced from 2,041,439 to 1,900,000 shares; and

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.


       Stockholders of record at the close of business on February 1, 2000 will be entitled to vote at the meeting or any adjournment thereof. A proxy statement is enclosed; please read it carefully. Proxies are being solicited by the Board of Directors of the Company.

       All stockholders, whether or not they expect to attend the meeting in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you choose to attend the meeting.



                                       By the order of the Board of Directors

                                       /s/ HALINA BALYS

                                       Halina Balys
                                       Secretary

Carlsbad, California
February 16, 2000

                                 ASHWORTH, INC.

                             2791 Loker Avenue West
                           Carlsbad, California 92008
                                 (760) 438-6610


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY MARCH 24, 2000


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ashworth, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held in the Grand Ballroom at the Four Seasons Resort, 7100 Four Seasons Point, Carlsbad, California, on Friday March 24, 2000, at 8:30 a.m., local time and at any adjournments thereof. All proxies will be voted in accordance with the stockholders' instructions contained therein. If no choice is specified, proxies will be voted in favor of the election of the nominees named in this proxy statement. The Company anticipates that it will mail this proxy statement and the accompanying proxy to the Company's stockholders on or about February 16, 2000.

        Any stockholder signing and returning the enclosed proxy may revoke it at any time before it is voted at the annual meeting by: (i) giving a later dated written revocation of proxy to the Secretary of the Company, (ii) providing a later dated amended proxy to the Secretary of the Company, or (iii) voting in person at the annual meeting. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing this proxy material to stockholders, will be borne by the Company. The Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will reimburse brokerage houses, custodians, nominees, and fiduciaries for the cost of forwarding proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons.

SHARES OUTSTANDING AND VOTING RIGHTS

        All voting rights are vested exclusively in the holders of the Company's $.001 par value common stock. Only stockholders of record at the close of business on February 1, 2000 (the record date), are entitled to notice of and to vote at the annual meeting or any adjournment thereof. On the record date, the Company had 13,536,573 shares of common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the annual meeting, including the election of a director.


VOTES REQUIRED

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Only those votes cast "FOR" the election of a director or "WITHHELD" will be counted for purposes of determining the number of votes required to elect the director. If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and voting at the annual meeting with respect to the matter (a "broker non-vote"). Abstentions and broker non-votes will not be counted in the election of a director but will be counted for the purpose of establishing a quorum.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of December 31, 1999 by:
(i) each person known by the Company to own beneficially more than 5% of the Company's outstanding shares of common stock, (ii) each director of the Company,
(iii) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers, and (iv) all directors and executive officers of the Company as a group. Each person listed below has sole voting power and sole investment powers with respect to shares shown as owned by him or her. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

---------------------------------------------------------------------------------------------
SHARES BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------
                                                                                  Percent
Name(1)                                       Shares   Options(2)       Total     Owned(3)
-----                                         ------   ----------       -----     --------
                                               (#)        (#)            (#)        (%)
Stephen Bartolin, Jr.                          3,100       17,500       20,600       *
Stephen M. Carpenter                           5,000        2,500        7,500       *
Suzi Chauvel                                       0            0            0       *
Andre P. Gambucci                             24,000       55,000       79,000       *
John M. Hanson, Jr.                            9,500       60,000       69,500       *
A. Michael Hecht                               1,000        2,500        3,500       *
Randall L. Herrel, Sr.                         6,500      446,094      452,594      3.2
James W. Nantz, III                           50,000      157,500      207,500      1.5
Terence W. Tsang                                   0            0            0       *

All executive officers and
directors as a group (9 persons)              99,100      741,094      840,194      5.8

Fred Couples                                 368,000    1,000,000    1,368,000      9.3
  1851 Alexander Bell Drive, Suite 410
  Reston, Virginia 22091

Mellon Bank Corporation(4)                   911,821            0      911,821      6.6
  1 Mellon Bank Center
  500 Grant Street
  Pittsburgh, PA 15258

Dimensional Fund Advisors, Inc.(5)           933,200            0      933,200      6.8
  1299 Ocean Avenue
  Santa Monica, CA 90401
---------------------------------------------------------------------------------------------


 *    Less than one percent.

(1) Unless otherwise indicated, the address for each shareholder is the same as the address of the Company.

(2) Represents shares of common stock that may be acquired pursuant to presently exercisable stock options, including stock options exercisable within 60 days of December 31, 1999. All of these options, except for those held by Messrs. Carpenter and Hecht, have exercise prices that are higher than the market price of the Company's common stock on December 31, 1999 ($4.125).

(3) Applicable percentage of ownership is based on approximately 13,776,573 shares of common stock outstanding as of December 31, 1999, together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after December 31, 1999 are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person.

(4) Mellon Bank Corporation has sole voting power over 900,721 shares and sole power to dispose 911,821 shares.

(5) Dimensional Fund Advisors has sole voting and investment discretion over 933,200 shares and, as a company registered under the Investment Advisors Act of 1940, disclaims beneficial ownership of these shares.


                                   PROPASAL I

                              ELECTION OF DIRECTORS

        The Company's Board of Directors is divided into three classes with staggered three-year terms. The Company's certificate of incorporation provides for three classes of directors, each consisting of approximately one-third of the total number of directors. The Company currently has two Class I directors, three Class II directors, and two Class III directors, whose terms will expire, respectively, at the 2000, 2001, and 2002 annual meetings of stockholders (in all cases subject to the election and qualification of their successors and their earlier death, resignation, or removal). At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms then expire. The Class I directors elected at the 2000 annual meeting of stockholders will serve until the 2003 annual meeting of stockholders (subject to the election and qualification of their successors and their earlier death, resignation, or removal).

        THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE TO ELECT JOHN M. HANSON, JR. AND RANDALL L. HERREL, SR. AS CLASS I DIRECTORS, UNLESS THE AUTHORITY TO VOTE FOR THEIR ELECTION IS WITHHELD BY MARKING THE PROXY TO THAT EFFECT. Mr. Hanson and Mr. Herrel are currently Class I directors and have indicated their willingness to serve if elected. However, if they are unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        The table on the following page sets forth, for the Class I nominees and for each director whose term continues after the annual meeting, his name and age, his positions and offices with the Company, his principal occupations and business experience for the past five years, the names of any other companies for which he is a director, the year his services as a director of the Company began, and the year his term as a director of the Company will expire.

                        DIRECTORS AND EXECUTIVE OFFICERS


DIRECTORS OF THE COMPANY:
--------------------------------------------------------------------------------------------------
                                NAME, AGE,                                      DIRECTOR     TERM
                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                         SINCE     EXPIRES
--------------------------------------------------------------------------------------------------
NOMINEES FOR CLASS I DIRECTORS:

John M. Hanson, Jr., age 59                                                       1994       2000
    Mr. Hanson is a certified public accountant, has been a stockholder and officer of the accounting firm John M. Hanson & Company, from 1968 until
    December 31, 1999 when he semi-retired.  He now practices as a tax specialist for a limited number of clients.
Randall L. Herrel, Sr., age 49                                                    1996       2000
    Mr. Herrel has been a director, president, and the Chief Executive
    Officer of the Company since December 1996.  For the two years prior to this, Mr. Herrel served as president and chief operating officer of
    Quiksilver, Inc., a young men's and women's apparel company in
    Huntington Beach, California.  Mr. Herrel joined Quiksilver in June 1989 and also served at various times as chief financial officer, treasurer and secretary.

CONTINUING DIRECTORS:
                               CLASS II DIRECTORS
Andre Gambucci, age 71                                                            1991       2001
    Mr. Gambucci was a senior vice president and director of marketing of
    Acordia of Colorado, a general insurance agency and insurance brokerage firm in Colorado Springs, Colorado, from 1982 until December 31, 1995, when he retired.  He is now a consultant for Acordia National.
James W. Nantz, III, age 40                                                       1998       2001
    Mr. Nantz has been a television broadcaster for CBS Sports since 1985, serving as the anchor of CBS Golf Coverage, including The Masters and host of The NFL Today.  He also serves as the play-by-play voice of college basketball's Final Four.
Stephen G. Carpenter, Jr., age 60                                                 1999       2001
    Mr. Carpenter was a banker for 36 years.  Most recently he was with
    California United Bank, a publicly held company, and served as Chairman and CEO from 1994 to 1998 and CEO from 1992 to 1994.  Prior to that, Mr.
    Carpenter served as Vice Chairman of Security Pacific Bank for three years.  He also served as a Director of the Los Angeles Board of the
    Federal Reserve Bank of San Francisco.

                               CLASS III DIRECTORS

Stephen Bartolin, Jr., age 48                                                     1998       2002
    Mr. Bartolin has been President & CEO of the Five-Star, Five-Diamond
    Broadmoor Hotel in Colorado Springs, Colorado from 1991 to the
    present.   He is also President & CEO of the Manitou and Pikes Peak
    Railway Company, the Cog Land and Development Company, and the Broadmoor
    Golf Club, Inc.
H. Michael Hecht, age 60                                                          1999       2002
    Mr. Hecht is an advisor to businesses on product, marketing, distribution and sourcing strategies. From 1996 to 1999 he was President of Dickson Trading North America, an investment company.  From 1994 to
    1996 he was President and CEO of Builders Emporium.  From 1991 to 1994
    he was President of Carter Hawley Hale, a department store company and
    President and CEO of Broadway Department stores from 1984 to 1991.  He currently serves on the board of directors of Applause, Inc., Monrovia
    Nurseries and Edison Brothers Stores, Inc., a publicly held company.  He has previously served on the board of directors of Carter Hawley Hale
    Stores, Inc. and House of Fabrics.
--------------------------------------------------------------------------------------------------

       MEETINGS AND COMMITTEES OF THE BOARD

      The audit committee oversees the accounting controls for the Company, and is composed of Messrs. Hanson, Gambucci, Bartolin, Hecht and Carpenter. The compensation committee recommends to the board of directors the compensation for executive officers and has the authority to administer the Company's Stock Option Plans. This committee is composed of Messrs. Bartolin, Carpenter, Hecht, Gambucci and Hanson. The board of directors met in person four times and took action three times by written consent in lieu of a meeting, the audit committee met once, and the compensation committee met once. The Company does not have a standing nominating committee. Each of the directors has attended all meetings of the board of directors and all the meetings of the committees on which they serve.


      COMPENSATION OF DIRECTORS

      Directors who are not employees of the Company each receive annual compensation of $12,000 plus $1,000 and expenses for attendance at each board meeting. These directors also receive an annual grant of an option to purchase 2,500 shares of the Company's common stock for each quarter during which they serve as directors. All directors receive an annual $1,000 apparel allowance for Ashworth clothing. No other arrangement exists pursuant to which any director of the Company was compensated during the Company's last fiscal year for any service provided as a director.


EXECUTIVE OFFICERS:

      Set forth below are the names of the persons who served as executive officers of the Company during fiscal 1999, other than Randall L. Herrel, Sr., whose position and business background are described above.

Terence W. Tsang 38, Sr. Vice President-Finance, Treasurer, Chief Financial Officer and Chief Accounting Officer
    Mr. Tsang has served as senior vice president-finance, treasurer, and chief financial officer since March 1999, when he joined Ashworth, Inc. He has served as chief accounting officer since June 1999. Prior to joining Ashworth, Inc. he served as interim CFO, vice president of finance, corporate controller and treasurer of Guess?, Inc. from 1993 to 1999.

Suzi Chauvel, age 48, Chief Marketing Officer
    Ms. Chauvel has served as chief marketing officer since June 1999 when she joined Ashworth, Inc. Prior to joining Ashworth, Inc. she was executive vice president of apparel manufacturer Ocean Pacific from 1985 to 1992, and was most recently president of PopEye Chauvel, a marketing firm specializing in global branding with clients like Calvin Klein, Pepsi, Disney and Procter & Gamble from 1992 to 1999.

                             EXECUTIVE COMPENSATION

        The following information sets forth the executive compensation for the Company's Chief Executive Officer during fiscal 1999, and for each of the two most highly compensated executive officers other than the CEO during fiscal 1999.


---------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------
                              ANNUAL COMPENSATION      LONG TERM COMPENSATION
                              -------------------      ----------------------
                                                                    PAYOUTS
                                                         AWARDS     LONG-TERM
                                                        SECURITIES  INCENTIVE
NAME                                                    UNDERLYING    PLAN       ALL OTHER
AND PRINCIPAL POSITION        YEAR     SALARY   BONUS     OPTIONS    PAYOUTS   COMPENSATION(4)
----------------------        -----    ------   -----   ----------  ---------  ---------------
                                        ($)      ($)        (#)                       ($)
Randall L. Herrel,            1999     338,000     0            0       0            4,209
Chief Executive Officer       1998     338,000     0       60,000       0            2,100
                              1997(1)  276,000  50,000    106,094       0                0

Terence W. Tsang,             1999(2)  119,000   5,000     60,000       0                0
Sr. Vice President -          1998                 0            0       0                0
Finance                       1997                 0            0       0                0

Suzi Chauvel                  1999(3)   57,000     0       35,000       0                0
Chief Marketing Officer       1998           0     0            0       0                0
                              1997           0     0            0       0                0

---------------------------------------------------------------------------------------------


(1) Mr. Herrel joined the Company on December 9, 1996 and did not begin to receive a salary until 1997.

(2)  Mr. Tsang joined the Company on March 15, 1999.

(3)  Ms. Chauvel joined the Company on June 1,1999.

(4) Total amount shown in this column for the last fiscal year consists of the following: (i) Mr. Herrel: $ 1,138 - premium payment made for life insurance and $3,071 - premium for disability insurance.

        FISCAL 1999 STOCK OPTION GRANTS

        The following table provides information regarding stock options granted under the Company's stock option plans for fiscal 1999 to the executive officers named in the Summary Compensation Table.

-----------------------------------------------------------------------------------------------
                                       INDIVIDUAL GRANT                        POTENTIAL
                                                                          REALIZABLE VALUE AT
                                                                          ASSUMED ANNUAL RATE
                                                                             OF STOCK PRICE
                                                                             APPRECIATION
                                                                            FOR OPTION TERM
-----------------------------------------------------------------------------------------------
                                      % OF TOTAL
                        NUMBER OF       OPTIONS
                        SECURITIES    GRANTED TO
                        UNDERLYING     EMPLOYEES    EXERCISE
                         OPTIONS       IN FISCAL    OR BASE   EXPIRATION
NAME                     GRANTED         YEAR        PRICE      DATE(1)         5%       10%
----                    ---------     ----------    --------  ----------      ------    ------
                           (#)                       ($/sh)
Randall L. Herrel, Sr.      0             0.0                                      0         0
Terence W. Tsang          20,000                     4.0313     03/14/05      22,275    49,223
                          20,000                     4.0313     03/14/06      22,275    49,223
                          20,000          9.8        4.0313     03/14/07      22,275    49,223
Suzi Chauvel               8,750                     4.8750     05/31/05      11,785    26,042
                           8,750                     4.8750     05/31/06      11,785    26,042
                           8,750                     4.8750     05/31/07      11,785    26,042
                           8,750          5.7        4.8750     05/31/08      11,785    26,042
------------------------------------------------------------- ----------- ----------- ---------

(1) Options expiring on 03/14/05 vest and become exercisable on 03/15/00; options expiring on 03/14/06 vest and become exercisable on 03/15/01; options expiring on 03/14/07 vest and become exercisable on 03/15/02; options expiring on 05/31/05 vest and become exercisable on 06/01/00, options expiring on 05/31/06 vest and become exercisable on 06/01/01; options expiring on 05/31/07 vest and become exercisable on 06/01/02; options expiring on 05/31/08 vest and become exercisable on 06/01/03.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors, and persons who beneficially own more than 10% of the Company's equity securities to file initial reports of ownership and reports of changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during the fiscal year ended October 31, 1999. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended October 31, 1999, all of these reports were timely filed except the following: on one occasion Terence W. Tsang failed to timely file a Form 3 - the Initial Statement of Beneficial Ownership of Securities; on one occasion H. Michael Hecht failed to timely file a Form 3 - the Initial Statement of Beneficial Ownership of Securities; on one occasion Stephen G. Carpenter failed to timely file a Form 3 - the Initial Statement of Beneficial Ownership of Securities.

-------------------------------------------------------------------------------------------------
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
-------------------------------------------------------------------------------------------------
                                                              NUMBER OF            VALUE OF
                                                             SECURITIES          UNEXERCISED
                                                             UNDERLYING          IN-THE-MONEY
                                                            UNEXERCISED            OPTION
                                 SHARES                   OPTIONS AT FY-END        AT FY-END
                                ACQUIRED          VALUE     EXERCISABLE/         EXERCISABLE/
NAME                           ON EXERCISE      REALIZED    UNEXERCISABLE        UNEXERCISABLE
----                           -----------      --------  -----------------      -------------
                                 (#)               ($)          (#)                  ($)
Randall L. Herrel, Sr.              0               0     326,094/140,000             0/0
Terence W. Tsang                    0               0         0/60,000             0/241,878
Suzi Chauvel                        0               0         0/35,000                0/0
-------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        In fiscal year 1999, the Company had an executive employment agreement with Randall L. Herrel, Sr.

        Agreement with Mr. Herrel

        The agreement with Mr. Herrel provides for at-will employment with a base salary no less than $325,000, a severance provision and bonuses to be determined periodically at the discretion of the Board of Directors on the basis of merit and the Company's financial success and progress. The agreement with Mr. Herrel includes severance payments upon termination of employment under specific circumstances, such payments ranging from one-half to two times his then annual base salary. The Company maintains a life insurance policy for $1,000,000, the beneficiary of which may be named by Mr. Herrel.

        Agreement with Mr. Tsang

        The agreement with Mr. Tsang provides for at-will employment with an annual salary of $200,000. The agreement also provides for a starting bonus of $5,000 and initial options to purchase 60,000 shares of the Company's common stock. The agreement with Mr. Tsang includes severance payments upon termination of employment under specific circumstances.

        Agreement with Ms. Chauvel

        The agreement with Ms. Chauvel provides for at-will employment with an annual salary of $150,000. The agreement also provides for initial options to purchase 35,000 shares of the Company's common stock as well as the opportunity to earn a bonus based on reaching certain performance-related goals. The agreement with Ms. Chauvel includes severance payments upon termination of employment under specific circumstances.

        PERFORMANCE GRAPH

       Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company's common stock over a five year period with the cumulative total return of the Nasdaq Stock Market (U.
S. Companies) and the stocks of companies in the same Standard Industrial Classification as the Company (SIC 2300-2399).


                               [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------
                                   10/31/94   10/30/95    10/29/96   10/31/97   10/31/98   10/31/99
-----------------------------------------------------------------------------------------------------
Ashworth, Inc.                      100.00      64.29       61.90      94.64      60.71      39.88
Nasdaq Stock Market
(U.S. Companies)                    100.00     118.62      139.30     182.56     206.42     340.72
Industry Index
Apparel & other finished
products-fabrics & like materials   100.00      98.14      106.05     112.56      94.26      60.48
-----------------------------------------------------------------------------------------------------


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Bartolin, Carpenter, Hecht, Gambucci and Hanson are not current or former officers or employees of Ashworth, Inc. There are no Compensation Committee interlocks between Ashworth, Inc. and other entities involving Ashworth's executive officers and board members who serve as executive officers or board members of the other entities.

REPORT OF THE COMPENSATION COMMITTEE

        The compensation committee of the Board of Directors is composed of Messrs. Bartolin, Carpenter, Hecht, Gambucci and Hanson, and has the authority to administer the Company's executive compensation programs, including the Company's stock incentive plans. The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and success of the Company, and align the interests of the Company's executive officers with those of its stockholders.

        Executive Compensation Programs

        The Company's executive compensation program consists of three principal elements: base salary, cash bonus, and stock options. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluates past performance, and assesses expected future contributions of the executives. In making the determinations regarding base salaries, the Company considers generally available information regarding the salaries prevailing in the industry.

        The Company maintains incentive plans under which executive officers may be paid cash bonuses at the end of each fiscal year. The bonuses under these incentive plans depend upon individual performance and the achievement by the Company of certain financial targets established by the Board of Directors prior to the start of each fiscal year.

        Total compensation for executive officers also includes long-term incentives offered in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock options grants. Stock options align the interests of the executive officer with the interests of stockholders due to the fact that the executive can realize a gain only if the Company's stock appreciates in value. In determining the amount of such grants, the Compensation Committee considers the contributions of each executive to the overall success of the Company in the past fiscal year, the responsibilities to be assumed in the upcoming fiscal year, appropriate incentives for the promotion of the long-term growth of the Company, and grants to other executives in the industry holding comparable positions as well as the executive's position within the Company. It has been the Company's practice to fix the price of the options at the fair market value on the date of the grant, thereby making the executive's value realized tied directly to gains realized by the stockholders.

        Chief Executive Officer Compensation

        Mr. Herrel's employment contract provides for a base salary of $325,000 and permits increases in salary, the grant of stock options and the awarding of a cash bonus at the discretion of the Compensation Committee. In determining Mr. Herrel's total compensation for fiscal 1999, the Compensation Committee considered the Company's overall performance, as measured by sales revenue, profitability, earnings per share and share valuation. After considering these indicia of performance, the Compensation Committee voted to keep Mr. Herrel's salary at $338,000 and awarded him no stock options or bonus, due primarily to the decline in earnings in fiscal 1999. In fiscal 1998, Mr. Herrel was granted an increase in base compensation, from $325,000 to $338,000 and was awarded an option to purchase 60,000 shares of stock, primarily due to an increase in sales revenues. Because fiscal 1998 earnings per share were lower than target figures, no cash bonus was awarded. Despite lower than expected earnings, the Compensation Committee and the board felt that it was important to reward Mr. Herrel for his significant contributions to the Company and to increase his equity stake in the Company, further aligning his interests with those of the Company's stockholders.

                                        This report was furnished by
                                        Messrs. Bartolin, Carpenter, Hecht,
                                        Gambucci and Hanson

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has a promotion agreement with Fred Couples who owns of record or beneficially more than 5% of the Company's common stock. The agreement requires Mr. Couples' exclusive endorsement and promotion of Ashworth products during his lifetime. The Company has agreed to compensate Mr. Couples for these services in the form of an annual payment of $657,000 until November 1, 2004, at which time the Company will pay Mr. Couples $500,000 annually until August 31, 2011. In addition, Mr. Couples has the right to receive options to purchase shares of the Company's common stock upon his performance of specified services. The exercise price of the options will be the fair market value of the Company's common stock at the time the options are granted, and the options will be exercisable for a period of seven years. The Company has also made certain price guaranties with respect to the options.


                                   PROPOSAL II

                     ADOPTION OF 2000 EQUITY INCENTIVE PLAN

        On December 14, 1999, the Board of Directors authorized the adoption, subject to stockholder approval, of the Ashworth, Inc. 2000 Equity Incentive Plan (the "2000 Plan") and the concurrent termination of the Company's 1992 Founders' Nonqualified Stock Option Plan, the 1996 Amended and Restated Incentive Stock Option Plan and the 1996 Amended and Restated Nonqualified Stock Option Plan (together, the "Existing Plans"). In aggregate, the Existing Plans have 9,700,000 shares reserved for issuance. As of December 31, 1999, 7,658,561 shares underlying options have been awarded under the Existing Plans. The remaining 2,041,439 shares reserved for issuance will be cancelled with the termination of the Existing Plans. Following the cancellation of these shares reserved for issuance, 1,900,000 shares of common stock will be reserved for issuance under the 2000 Plan. Options currently outstanding under the Existing Plans are unaffected by this proposal.

        The board of Directors wishes to terminate the Existing Plans and adopt the 2000 Plan to simplify plan administration. If this proposal is approved by the stockholders, the total number of shares reserved for issuance under all stock-based incentive plans will be reduced by approximately 140,000 shares. If this proposal is not approved by the stockholders, the Existing Plans will not terminate.

SUMMARY OF THE 2000 PLAN
        The following summary of the 2000 Plan is qualified in its entirety by the terms of the 2000 Plan, a copy of which is attached hereto as Appendix A.

        Purpose and Eligibility. The 2000 Plan is intended to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. The persons eligible to receive an Award under the 2000 Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities.

        Administration, Amendment and Termination. The administering body for the 2000 Plan is the Board of Directors or a committee of the board (the "Administrator"). As long as the Company has a class of equity securities registered under Section l2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Administrator will be composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Administrator will have the power to construe the 2000 Plan and the rights of recipients of Awards granted thereunder. The Administrator will also have the power to (i) discontinue, suspend or amend the 2000 Plan in any manner (subject to certain limited exceptions, including increases in the number of shares available that may be the subject of Awards under the 2000 Plan and stockholder approval of other amendments that would materially increase the benefits accruing to participants) and (ii) modify, extend, renew or exchange outstanding Awards. The 2000 Plan, as amended from time to time, shall, in the discretion of the Administrator, apply to and govern Awards granted under the 2000 Plan prior to the date of such amendment, provided that the consent of an Award holder is required if such amendment would alter, terminate, impair or adversely affect an Award. Awards may be granted under the 2000 Plan until the 10th anniversary of the adoption of the 2000 Plan by the Company's Board of Directors.

        Securities Subject to the 2000 Plan. The 2000 Plan provides for the grant ("Award") of stock options (including incentive stock options or nonqualified stock options), restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits. Stock options granted under the 2000 Plan may be incentive stock options ("ISOs") intended to qualify under the provisions of
Section 422 of the Internal Revenue Code ("Code") or non-qualified stock options that do not so qualify. The shares available under the 2000 Plan may either be authorized and unissued shares or shares reacquired by the Company through open market purchases or otherwise. If any Award granted under the 2000 Plan expires, terminates or is forfeited before the exercise thereof or the payment in full thereof, the shares covered by the unexercised or unpaid portion will become available for new grants under the 2000 Plan.

        If (i) the outstanding shares of common stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of common stock (or any stock or securities received with respect to such common stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of common stock (or any stock or securities received with respect to such common stock) or (ii) the value of the outstanding shares of common stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to the 2000 Plan, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards. Any adjustments under the 2000 Plan will be made by the Administrator, whose determination as to any adjustment will be final, binding and conclusive.

        As of the effective time and date of any change in control of the Company (as defined in the 2000 Plan), the 2000 Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (i) provision is made in writing in connection with such transaction for the continuance of the 2000 Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2000 Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Awards and/or (b) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of the 2000 Plan, the 2000 Plan and the Awards shall terminate by reason of the occurrence of a change in control without provision for any of the actions described in clause (i) or (ii) above, then any recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the change in control as the Board shall designate, to exercise the recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

        Terms and Conditions of Awards Under the 2000 Plan. The Administrator will select the recipients of Awards granted under the 2000 Plan and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the Awards.

        Award Pricing. The pricing of Awards, including the exercise price for stock options granted under the 2000 Plan, shall be determined by the Administrator as of the date the Award is granted; provided, however, that the exercise price for a stock option may be no less than the fair market value of the underlying shares as of such date. The Administrator may, with the consent of the recipient and subject to compliance with statutory or administrative requirements applicable to incentive stock options, amend the terms of any stock option to provide that the exercise price of the shares remaining subject to the option shall be reestablished at a price not less than 100% of the fair market value of the underlying shares on the effective date of the amendment.

        Award Vesting. Awards granted under the 2000 Plan vest and become exercisable as determined by the Administrator in its discretion. Awards granted under the 2000 Plan may be exercised at any time after they vest and before the expiration date determined by the Administrator, provided that an Award intended to qualify as an incentive stock option under the Code will not be exercisable after the expiration of five years from the date of grant to certain holders of significant amounts of the Company's outstanding common stock. Furthermore, in the absence of a specific agreement to the contrary, options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for cause; 30 days after termination of the recipient's employment with the Company for any reason other than cause, death, permanent disability or normal retirement; or six months after termination of the recipient's employment with the Company due to death, permanent disability or normal retirement. The Committee may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised.

        Award Payments. The exercise price for Awards may be paid in cash or in any other consideration the Committee deems acceptable, including securities of the Company surrendered by the Award holder or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any Award holder to finance the Award holder's purchase of shares upon exercise of the holder's Award on terms approved by the Administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. Consideration received by the Company upon exercise of Awards granted under the 2000 Plan will be used for general working capital purposes.

        Limited Transferability of Awards. Awards are generally not transferable by the recipient during the life of the recipient.

        Awards Documentation. Awards granted under the 2000 Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the Award. The adoption of the 2000 Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

        Rights With Respect to Common Stock. No recipient of an Award under the 2000 Plan and no beneficiary or other person claiming under or through such individual will have any right, title or interest in or to any shares of common stock subject to any Award or any rights as a stockholder unless and until such Award is duly exercised pursuant to the terms of the 2000 Plan and the exercise of such Award results in the issuance of shares of common stock to the recipient.

        Plan Provisions Regarding Section 162(m) the Internal Revenue Code. In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an Award under the 2000 Plan. To prevent compensation relating to an Award under the 2000 Plan from being subject to the $1,000,000 limit of Code Section 162(m), the 2000 Plan provides that no one eligible person shall be granted any Awards with respect to more than 250,000 shares of common stock in any one calendar year if such grant would otherwise be subject to Code Section 162(m). Furthermore, if Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an Award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Administrator can condition the grant, vesting, or exercisability of such an Award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

TAX INFORMATION
        The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein.

        Federal Income Tax Treatment. The following is a brief, general description of the federal income tax consequences of transactions under the 2000 Plan based on the federal income tax laws and regulations in effect on the date hereof. This description does not purport to be a complete statement of the law in this area and does not cover the tax consequences of the 2000 Plan (or the grant or exercise of rights thereunder) under foreign, state or local tax laws. The exact federal income tax treatment of transactions under the 2000 Plan will vary depending upon the specific facts and circumstances involved.

        Incentive Stock Options. The 2000 Plan authorizes the award of stock options that are intended to qualify as "incentive stock options" under Section 422 of the Code ("ISOs"). If certain employment and holding period requirements are satisfied, an optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an ISO. If the optionee makes no disposition of the shares acquired upon exercise of an ISO within two years from the date of grant or within one year from the date of exercise (the "Required Holding Periods"), any gain or loss on the disposition of the acquired shares generally will be treated as a long-term capital gain or loss, and no deduction will be available to the Company at the time of such disposition. If, however, the optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions) the gain recognized generally will constitute ordinary income to the extent of the excess of (i) the fair market value of the shares either at the date of exercise or at the date of disposition, whichever is less, over (ii) the purchase price paid for such shares by the optionee on exercise of the ISO, and the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee's holding period. The excess of the fair market value of the shares acquired on the exercise date of an ISO over the exercise price of such option generally is required to be included in the optionee's alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject the optionee to the federal alternative minimum tax.

        Nonqualified Stock Options. In general, there are no federal income tax consequences to an optionee or to the Company on the grant of an option that does not qualify as an ISO (a "Nonstatutory Option"). When the Nonstatutory Option is exercised, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. A subsequent sale by an optionee of Common Stock acquired upon the exercise of a Nonstatutory Option generally will result in the recognition of capital gain or loss equal to the difference between the sales price and the sum of the Exercise Price paid for such Common Stock plus the ordinary income recognized with respect to such Common Stock. Such gain or loss will be a short-term or long-term depending on the optionee's holding period

        If a recipient of a Nonstatutory Option is a director, officer or stockholder subject to Section 16 of the Exchange Act (an "Insider") and exercises such option within six (6) months after the date of the grant, the recognition of ordinary income generally will be deferred until the earlier of
(i) six (6) months after the date of grant or (ii) a disposition of the Common Stock and the amount of such ordinary income generally will equal the excess of the fair market value of the shares of Common Stock at that time over the purchase price paid for such shares. Such an Insider, however, generally will be entitled to make an election under Section 83(b) of the Code (an "83(b) Election") within thirty (30) days after exercise to recognize ordinary income on the date of exercise and based on the value of the underlying Common Stock on such date. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them under the 2000 Plan and the desirability of making 83(b) Elections with respect to such exercises.

        Stock Appreciation Rights and Phantom Stock. Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the holder receives payment from the Company. If the Company places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

        Stock Purchase Rights -- Restricted Stock. Under the 2000 Plan, the Company is authorized to grant rights to purchase Common Stock of the Company subject to the right of the Company to repurchase such stock at the price paid by the participant if the participant's employment relationship with the Company terminates prior to the lapse of such repurchase right ("Restricted Stock"). In general, there will be no tax consequences to a participant upon the grant of a right to purchase Restricted Stock. Instead, the participant will be taxed at ordinary income rates at the time the Company's repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires Restricted Stock, however, may make an 83(b) Election with respect to such stock. If such an election is timely made, the participant to be taxed at ordinary income rates in the year in which the participant acquires the Restricted Stock on the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount paid to acquire such stock. If a participant makes a timely Section 83(b) Election with respect to Restricted Stock, the participant generally will not be required to report any additional income with respect to such Restricted Stock until he disposes of such stock. In the event that a participant forfeits Restricted Stock with respect to which a Section 83(b) Election has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to Restricted Stock for the taxable year of the Company in which or with which ends the taxable year of the participant in which such ordinary income is recognized.

        Other Awards. In addition to the types of Awards described above, the 2000 Plan authorizes certain other Awards that may include payments in cash, Company Common Stock, or a combination of cash and common stock. The tax consequences of such Awards will depend upon the specific terms of such Awards. Generally, however, a participant who receives an Award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such Award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2000 Plan will be a taxable event at the time the participant has an unrestricted right to receive such stock if such stock would not be subject to a substantial risk of forfeiture or would be transferable within the meaning of Section 83 of the Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the Award over the amount, if any, that the participant pays for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Code Section 83, generally will be taxed under the rules applicable to Restricted Stock as described above.

        Withholding. In the event that an optionee or other recipient of an Award under the 2000 Plan is an employee of the Company, the Company ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other Award recipient in connection with stock options or other Awards under the 2000 Plan.

        Certain Additional Rules Applicable to Awards. The terms of Awards granted under the 2000 Plan may provide for accelerated vesting in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Participants should consult their tax advisors as to whether accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company would give rise to an excess parachute payment.

        The Company generally is entitled to a deduction equal to ordinary income recognized by a recipient in connection with an Award. However, the Company's deduction (including the deduction related to ordinary income recognized by a recipient) for compensation of certain corporate officers or other employees may be limited to $1 million (per person) annually. Depending on the nature of the Award, all or a portion of the ordinary income attributable to certain Awards granted under the 2000 Plan may be included in the compensation subject to such deduction limitation.

        Special rules will apply in cases where a recipient pays the Exercise Price of the Award or applicable withholding tax obligations under the 2000 Plan by delivering previously owned Common Stock of the Company or by reducing the number of shares of Common Stock otherwise issuable pursuant to the Award. Participants who contemplate taking any such action should consult with their personal tax advisors regarding the tax consequences of such action.

PARTICIPATION IN THE 2000 PLAN BY EXECUTIVE OFFICERS AND OTHER EMPLOYEES
        Participation in the 2000 Plan is in the discretion of the Administrator. Accordingly, future participation by executive officers and other employees under the 2000 Plan is not determinable.

VOTE REQUIRED
        The affirmative vote of the holders of a majority of shares of the common stock represented and voting, in person or by proxy, at the annual meeting is required to approve the 2000 Plan. Accordingly, an abstention on this vote will have the same effect as voting against adoption of the 2000 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE ASHWORTH, INC. 2000 EQUITY INCENTIVE PLAN.


                        SELECTION OF INDEPENDENT AUDITORS


        The independent public accounting firm of KPMG LLP audited the financial statements of the Company for the period ended October 31, 1999. The Board of Directors has appointed KPMG LLP as the Company's independent public accounting firm to audit the financial statements for the period ending October 31, 2000. A representative of KPMG LLP is expected to be present at the annual meeting and available to respond to appropriate questions. This representative from KPMG LLP will have an opportunity to make a statement if he or she so desires.


                                 OTHER BUSINESS

        Pursuant to the Company's advance notice provision contained in the Company bylaws, stockholder proposals must be received by the Secretary of the Company within seven days from the earlier of: the first public announcement of the date of the annual meeting, or the date on which this proxy statement is mailed to stockholders. Proposals received after that date are deemed untimely and will not be considered at the meeting. As of the date of this proxy statement, management of the Company was not aware of any other matters to be presented at the annual meeting other than as set forth herein. However, if any other matters are properly brought before the annual meeting, the shares represented by valid proxies will be voted with respect to such matters in the discretion of the designated proxies. An affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting is necessary to approve any such matters.

                                  ANNUAL REPORT

        The Company's annual report to stockholders for the fiscal year ended October 31, 1999, including audited financial statements, accompanies this proxy statement. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999 AND THE EXHIBITS THERETO ARE AVAILABLE FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST OF A STOCKHOLDER. Copies of the Form 10-K are also available on-line through the Securities and Exchange Commission at www.sec.gov.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN MARCH 2001

        Any stockholders intending to present a proposal at the Company's annual meeting of stockholders to be held in March 2001, must deliver the proposal to the Secretary of the Company no later than October 19, 2000, in order to have the proposal considered for inclusion in the proxy statement and form of proxy relating to that meeting.



                                    By the order of the Board of Directors



                                    /s/ HALINA BALYS
                                    Halina Balys
                                    Secretary


Carlsbad, California
February 16, 2000

                                                                      APPENDIX A



                                 ASHWORTH, INC.
                           2000 EQUITY INCENTIVE PLAN



                                    ARTICLE I
                                 PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.

                                   ARTICLE II
                         EFFECTIVE DATE AND TERM OF PLAN

2.1     TERM OF PLAN.

        This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

2.2     EFFECT ON AWARDS.

        Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3     STOCKHOLDER APPROVAL.

        This Plan must be approved by the Company's stockholders within 12 months before or after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval will be subject to such stockholder approval and rescinded if stockholder approval is not obtained.


                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

3.1     NUMBER OF SHARES.

        The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan (including previous versions hereof or other plans that are replaced or restated by this Plan) is 1,900,000, subject to adjustment as set forth in Section 3.4.

3.2     SOURCE OF SHARES.

        The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company.

3.3     AVAILABILITY OF UNUSED SHARES.

        Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section
3.1. In addition, shares of Common Stock subject to an Award that are delivered to or retained by the Company upon exercise to cover cashless exercise or tax withholding, and any shares of Common Stock underlying an Award that are not issued because the Award is settled in cash, will be available for grant of further Awards under this Plan as part of the shares available under Section 3.1.

3.4     ADJUSTMENT PROVISIONS.

               (a) Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (2) the number and kind of shares or other securities subject to then outstanding Awards; and/or (3) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

               (b) No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

               (c) Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

               (d) Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

               (e) Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5     RESERVATION OF SHARES.

        The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

4.1     ADMINISTRATOR.

               (a) Plan Administration. This Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

               (b) Administration by Committee. The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

4.2     AUTHORITY OF ADMINISTRATOR.

               (a) Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

               (b) Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

               (c) Procedures. Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3     NO LIABILITY.

        No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4     AMENDMENTS.

               (a) Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

               (b) Award Amendments. The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

               (c) Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5     OTHER COMPENSATION PLANS.

        This Plan supersedes and replaces all stock option plans of the Company in effect as of the Effective Date, but the adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. Notwithstanding the fact that this Plan supersedes and replaces all stock option plans of the Company in effect as of the Effective Date, this plan does not affect in any way, any outstanding award grants made under such other plans prior to the Effective Date.

4.6     PLAN BINDING ON SUCCESSORS.

        This Plan will be binding upon the successors and assigns of the Company.

4.7     REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES.

        Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8     INVALID PROVISIONS.

        In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9     GOVERNING LAW.

        This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10    INTERPRETATION.

        Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.


                                    ARTICLE V
                            GENERAL AWARD PROVISIONS

5.1     PARTICIPATION IN PLAN.

               (a) Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

               (b) Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

               (c) Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2     AWARD DOCUMENTS.

        Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3     PAYMENT FOR AWARDS.

               (a) Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

               (b) Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.

               (c) Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

               (d) No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in
Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4     NO EMPLOYMENT RIGHTS.

        Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator's determination thereof will be final and binding.

5.5     RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

               (a) Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

               (b) No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6     ADDITIONAL CONDITIONS.

        Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7     NO PRIVILEGES RE STOCK OWNERSHIP OR SPECIFIC ASSETS.

        Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8     NONASSIGNABILITY.

        No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this
Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of
Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

5.9     INFORMATION TO RECIPIENTS.

               (a) Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

               (b) Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient's obligations under this Section 5.9(b)).

5.10    WITHHOLDING TAXES.

        Whenever the granting, vesting or exercise of any Award, or the issuance of any securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market value as of the date of such delivery or withholding, as the case may be, is determined.

5.11    LEGENDS ON AWARDS AND STOCK CERTIFICATES.

        Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12    EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS.

               (a) Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination and are not forfeited pursuant to Section 5.15.

               (b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

               (c) Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

               (d) General Cessation. Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13    LOCK-UP AGREEMENTS.

        Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this
Section 5.13.

5.14    RESTRICTIONS ON COMMON STOCK AND OTHER SECURITIES.

      Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15    CANCELLATION AND RESCISSION OF AWARDS.

        Unless an Award Document or other separate written agreement binding upon the Company provides otherwise, the Administrator may cancel any unexpired, unpaid or deferred Award (whether or not vested) at any time if the Recipient thereof fails at any time to comply with all applicable provisions of the Award Document or this Plan, or does any of the following:

               (a) During employment or engagement with the Company or any Affiliated Entity or at any time within 365 days after termination of employment or engagement with the Company or any Affiliated Entity, renders services for any organization or engages directly or indirectly in any business that, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Administrator, is or becomes competitive with the Company or any Affiliated Entity, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the business or interests of the Company or any Affiliated Entity. For a Recipient whose employment has terminated, the judgment of the Chief Executive Officer or such other senior officer shall be based upon the Recipient's position and responsibilities while employed by the Company or any Affiliated Entity, the Recipient's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company or any Affiliated Entity and the other organization or business, the effect on the customers, suppliers and competitors of the Company or Affiliated Entity of the Recipient's assuming the post-employment position, the guidelines established in any employee handbook, any employment agreement with the Recipient, and such other considerations as are deemed by the Company to be relevant given the applicable facts and circumstances.

               (b) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, fails to comply with any confidentiality agreement with the Company or any Affiliated Entity to which the Recipient is party, or with the policies of the Company or Affiliated Entity regarding nondisclosure of confidential information, or without prior written authorization from the Company or any Affiliated Entity, discloses to anyone outside the Company or any Affiliated Entity, or uses for any purpose or in any context other than in performance of the Recipient's duties to the Company or any Affiliated Entity, any confidential or trade secret information of the Company or any Affiliated Entity.

               (c) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, fails to comply with any agreement with the Company or any Affiliated Entity regarding assignment of inventions, or to otherwise disclose promptly and assign to the Company or any Affiliated Entity all right, title and interest in any invention or idea, patentable or not, made or conceived by the Recipient during and within the scope of employment or engagement by the Company or any Affiliated Entity, relating in any manner to the actual or anticipated business, research, or development work of the Company or any Affiliated Entity, or to do anything reasonably necessary to enable the Company or any Affiliated Entity to secure a patent where appropriate in the United States and other countries.

               (d) During employment or engagement with the Company or any Affiliated Entity or at any time thereafter, breaches any agreement with or duty to the Company or any Affiliated Entity. Upon and as a condition to exercise of any Award, a Recipient shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of this Plan and any applicable Award Document and has not done any of the things described in this
Section 5.15. Furthermore, if a Recipient does any of the things described in this Section 5.15 within 180 days after any exercise, payment or delivery pursuant to an Award, the Company may rescind such exercise, payment or delivery. The Company shall notify the Recipient in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such notice from the Company, a Recipient shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made by returning to the Company all shares of capital stock that the Recipient received in connection with the rescinded exercise, payment or delivery, or if such shares have been transferred by the Recipient, then by paying the equivalent value thereof at the time of their transfer to the Company in cash. To assist in enforcement of the Company's rescission right described above, the Company may, in its discretion, retain any Common Stock or other consideration otherwise deliverable to a Recipient in connection with an Award until the rescission period described above has lapsed.

5.16    LIMITS ON AWARDS TO ELIGIBLE PERSONS.

        Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted awards with respect to more than 250,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.16 will be subject to adjustment as provided in Section 3.4 or under Article VIII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

                                   ARTICLE VI
                                     AWARDS

6.1     STOCK OPTIONS.

               (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

               (b) Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

               (c) Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient's employment shall be subject to Section 5.12. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

               (d) Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

               (e) Termination of Employment.

                   (i) Termination for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

                   (ii) Termination Other Than for Just Cause. Subject to
Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, if a Recipient's employment with the Company or any Affiliated Entity terminates for:

                        (A) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient's Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (B) 90 days after the date of employment termination in the case of Stock Options intended to be treated as Incentive Stock Options, or 180 days after the date of employment termination in the case of Nonqualified Stock Options.

                        (B) death or Permanent Disability or Retirement, the Recipient's unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (A) the date such Awards would expire in accordance with their terms had the Recipient remained employed; and (B) 365 days after the date of employment termination.

               (f) Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary,

                   (i) The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

                   (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

                   (iii) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2     PERFORMANCE AWARDS.

               (a) Grant of Performance Award. The Administrator will determine in its discretion the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

               (b) Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

6.3     RESTRICTED STOCK.
               (a) Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

               (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

                   (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                   (ii) Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                   (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

                   (iv) Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

               (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

               (d) Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

               (e) Termination of Employment. Unless the Administrator in its discretion determines otherwise, if a Recipient's employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4     STOCK APPRECIATION RIGHTS.

               (a) Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

               (b)    SARs Related to Options.

                   (i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

                   (ii) A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

                   (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

               (c) SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

               (d) Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

               (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5     STOCK PAYMENTS.

        The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6     DIVIDEND EQUIVALENTS.

        The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine.

6.7     STOCK BONUSES.

        The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8     STOCK SALES.

        The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9     PHANTOM STOCK.

        The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10    OTHER STOCK-BASED BENEFITS.

        The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.


                                   ARTICLE VII
                          NONEMPLOYEE DIRECTOR OPTIONS

7.1     ANNUAL GRANT OF OPTIONS.

        Persons serving as Nonemployee Directors at the start of each fiscal year shall receive a grant of an option to purchase up to 10,000 shares of the Company's Common Stock (an "ANNUAL OPTION") at an exercise price per share equal to the Fair Market Value of the Common Stock at that time, subject to: (a) vesting as set forth in Section 7.2, and (b) adjustment as set forth in this Plan. For purposes hereof, a "Nonemployee Director" is a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act (such person being an "ELIGIBLE DIRECTOR").

7.2     VESTING.

        Annual Options shall vest ratably (2,500) on the first day of each fiscal quarter if the Recipient has remained a Non-Employee Director from the grant date to such vesting time. Notwithstanding the foregoing, however, Annual Options that have not vested and become exercisable at the time the optionee ceases to be a Non-Employee Director shall terminate.

7.3     EXERCISE.

        Nonemployee Directors' Options will be exercisable, and the exercise price therefore shall be paid, in the same manner as provided herein for other Stock Options.

7.4     TERM OF OPTIONS AND EFFECT OF TERMINATION.

        Notwithstanding any other provision of the Plan, no Nonemployee Director's Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the recipient of any Nonemployee Directors' Options granted under the Plan shall cease to be a director of the Company, all Annual Options granted under this plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director and regardless of the reason the recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate; In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.

7.5     AMENDMENT; SUSPENSION.

        The Administrator may at any time and from time to time in its discretion (a) change the number of shares or vesting periods associated with the Annual Options, and (b) suspend and reactivate this Article VII.


                                  ARTICLE VIII
                                CHANGE IN CONTROL

8.1     PROVISION FOR AWARDS UPON CHANGE IN CONTROL.

        As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Sections 5.12 and 5.15, any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

8.2     TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE IN CONTROL.

               (a) Acceleration of Awards. If a Change in Control occurs and provision for Awards is made as described in part (a) or (b) of Section 8.1 such that a Recipient continues to own Awards or replacement awards, but in connection with such Change in Control the Recipient's employment with the Company or an Affiliated Entity is terminated by the Company or an Affiliated Entity, then, subject to Sections 5.12 and 5.15 and the terms of any written employment agreement between the Company or any Affiliated Entity and the Recipient and the specific terms of any Award, such Recipient will have the right to exercise or receive the full benefit of the Recipient's Awards during the applicable time period provided in Section 5.12, without regard to any vesting or performance requirements or other milestones.

               (b) Employment Termination. For purposes of this Section, and subject to any separate written agreement binding upon the Company, a Recipient's employment with the Company or any Affiliated Entity will be deemed to have been terminated in connection with a Change in Control if: (i) the Recipient is removed from the Recipient's employment by, or resigns the Recipient's employment upon the request of, a Person exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person; or (ii) the Recipient's position is eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel within 180 days after the consummation of the Change in Control and the Recipient is not offered a replacement position with compensation substantially similar to the compensation in effect immediately before the Change in Control. Unless otherwise provided in a written agreement with the Company or any Affiliated Entity, assignment of a Recipient to different duties or reporting will not be deemed to constitute or justify termination of Recipient's employment in connection with the Change in Control.

                                   ARTICLE IX
                                   DEFINITIONS


Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

        "ADMINISTRATOR" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

        "AFFILIATED ENTITY" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

        "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

        "AWARD" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

        "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

        "BOARD" means the Board of Directors of the Company.

        "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occurs:

                (i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                (ii) Individuals who, as of the effective date hereof, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                (iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

                      (A) a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

                      (B) a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                (iv) Approval by the shareholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

        "COMMITTEE" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

        "COMMON STOCK" means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

        "COMPANY" means Ashworth, Inc., a Delaware corporation.

        "DIVIDEND EQUIVALENT" means a right granted by the Company under Section
6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

        "EFFECTIVE DATE" means December 14, 1999 which is the date this Plan was adopted by the Board.

        "ELIGIBLE PERSON" includes directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

        "EXPIRATION DATE" means the tenth (10th) anniversary of the Effective Date.

        "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for the trading day immediately preceding such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

        "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "JUST CAUSE DISMISSAL" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient does any of the things described in Section 5.15; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

        "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

        "OTHER STOCK-BASED BENEFITS" means an Award granted under Section 6.10.

        "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

        "PERFORMANCE AWARD" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the Award.

        "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow,
(b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Shareholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

        "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

        "PERSON" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

        "PHANTOM STOCK" means an Award granted under Section 6.9.

        "PLAN" means this 2000 Equity Incentive Plan of the Company.

        "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

        "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        "RECIPIENT" means a person who has received an Award.

        "REORGANIZATION" means any merger, consolidation or other reorganization.

        "RESTRICTED STOCK" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

        "RETIREMENT" of a Recipient means the Recipient's resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity, without any circumstances that would justify a Just Cause Dismissal of the Recipient.

        "SECURITIES ACT" means the Securities Act of 1933, as amended.

        "SHAREHOLDER AGREEMENT" has the meaning set forth in Section 5.6.

        "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

        "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section
6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

        "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

        "STOCK PAYMENT" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

        "STOCK OPTION" means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

        "STOCK SALE" means a sale of Common Stock to an Eligible Person under
Section 6.8.

        "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in
Section 424(f) of the IRC.

                                  EXHIBIT A TO
                                 ASHWORTH, INC.
                           2000 EQUITY INCENTIVE PLAN



NOTICE OF EXERCISE

Ashworth, Inc.

RE:  STOCK OPTION

Notice is hereby given that I elect to purchase the number of shares (the "SHARES") set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

        Option Grant Date:            _______________

        Total Number of Shares
        Underlying Original Option:   _______________

        Number of Shares for which
        Option has been previously
        exercised:                    _______________

        Exercise Price Per Share:     _______________

        Number of Shares Being
        Acquired With This Exercise:  _______________

               A check in the amount of the aggregate price of the shares being purchased is attached.

               I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

               I understand that the certificate representing the Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Shares.

               I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2000 Equity Incentive Plan.



                                                --------------------------------
                                                (signature)

                                                --------------------------------
                                                (name of Optionee)

                                 ASHWORTH, INC.
                             NOTICE OF OPTION GRANT


        This Notice of Option Grant will confirm that as of __________, ____, Ashworth, Inc. (the "Company") granted a stock option to you pursuant to the Company's 2000 Equity Incentive Plan (the "Plan") upon the following terms and conditions:

        Option Grant Date:          ___________, _____

        Type of Option:             Incentive

        Maximum Number of
        Shares of Common
        Stock Issuable Upon
        Exercise of Option:         __________

        Exercise Price:             $_____ per share

        Vesting Schedule:


        Expiration Date:            ___________, _____

        In addition to the terms described herein, this award is subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated herein by reference.

        SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO ABOVE AND SHARES ISSUABLE UNDER THIS OPTION ARE SUBJECT TO RESTRICTIONS UNDER THE PLAN AND APPLICABLE LAW.



                                        ASHWORTH, INC.


                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                 ASHWORTH, INC.
                           2000 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT
THIS STOCK OPTION AGREEMENT (this "AGREEMENT") is made effective as of the Option Grant Date set forth below, by and between Ashworth, Inc., a Delaware corporation (the "COMPANY"), and _________________________ ("OPTIONEE"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Company's 2000 Equity Incentive Plan (the "PLAN"). The parties agree as follows:

1. GOVERNING PLAN. Optionee has received a copy of the Plan. This Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control.

2. GRANT OF OPTION. The Company hereby grants to Optionee a stock option (the "OPTION") to purchase shares of the Company's Common Stock upon the following terms and conditions:

        Option Grant Date:                      ____________________

        Type of Option
        (Incentive/Nonqualified):

        Maximum Number of Shares of Common
        Stock Issuable Upon Exercise of         ____________________
        Option:

        Purchase Price Per Share:               $___________________

        Vesting Schedule:

3. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made or to be performed wholly within the State of California. IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Option Grant Date.



The Company:                                  Optionee:



By: ________________________________          __________________________________

Its:________________________________          Name: ____________________________

                PROXY            ASHWORTH, INC.            PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terence W. Tsang and Halina Balys as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Ashworth, Inc., held by the undersigned on February 1, 2000, at the annual meeting of stockholders to be held on Friday March 24, 2000, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

1. ELECT TWO DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE YEAR 2003 AND UNTIL SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

               [ ]  FOR JOHN M. HANSON, JR.

               [ ]  FOR RANDALL L. HERREL, SR.

               [ ]  WITHHOLD AUTHORITY TO VOTE FOR JOHN M. HANSON, JR.

               [ ]  WITHHOLD AUTHORITY TO VOTE FOR RANDALL L. HERREL, SR.

2.   ADOPT THE 2000 EQUITY INCENTIVE PLAN

               [ ]  FOR ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.

               [ ]  AGAINST ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.

3. TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF JOHN M. HANSON, JR. AND RANDALL L. HERREL, SR. AS DIRECTORS, AND FOR ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein.

                                            Dated                         , 2000

                                            ------------------------------------
                                            Signatures(s) of Stockholder(s)

Signature should agree with the name(s) printed hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.


PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.